Innovators in the development
& commercialization of

INJECTABLE COLLAGENASE

DUPUYTREN'S CONTRACTURE

PEYRONIE'S DISEASE

LIPOMAS

FROZEN SHOULDER

CELLULITE


Single Use Vials
Discard Unused Portion
Sterile Diluent
Rx Only

BioSpecifics
TECHNOLOGIES CORP.

January 2014

Forward-Looking Statements

- This presentation includes "forward-looking statements" within the meaning of, and made pursuant to the safe harbor provisions of, the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are "forward-looking statements". The forward-looking statements include statements concerning, among other things, the market potential for the use of XIAFLEX to treat Dupuytren's contracture and Peyronie's disease and the likelihood of success of Auxilium's plans for marketing and sales for those indications; the potential approval by the FDA of the sBLA filed by Auxilium to expand the label for Dupuytren's contracture for multiple injections into the same hand; the timing for Sobi to submit to the EMA a MAA for Peyronie's disease; the timing of the release by Auxilium of top-line data from its Phase 2b study of CCH as a treatment for frozen shoulder; the timing of the release by Auxilium of top-line data from its Phase 2a study of CCH for cellulite; the timing for BioSpecifics' to release and to submit to Auxilium the Chien-804 final study report for canine lipoma and the likelihood that Auxilium will exercise its opt in rights for such indication ; the timing for BioSpecifics' to initiate and complete enrollment of a placebo-controlled trial for human lipoma; the timing of the release by BioSpecifics of top-line data from its pre-clinical study in uterine fibroids and the potential success of, and commercial market for, such indication; and the projected receipt of payments from Auxilium. In some cases, you can identify these statements by forward-looking words such as "believe," "expect," "anticipate," "plan," "estimate," "likely," "may," "will," "could," "continue," "project," "predict," "goal," the negative or plural of these words, and other similar expressions. These forward-looking statements are our predictions based on our current expectations and our projections about future events. There are a number of important factors that could cause our actual results to differ materially from those indicated by such forward-looking statements, including the ability of Auxilium and its partners to achieve their respective objectives for CCH in their applicable territories; the uncertainties inherent in the initiation of future clinical trials; Auxilium or any of its partners modifying their respective objectives and/or allocating resources other than to CCH; the potential market for CCH in a given indication being smaller than anticipated; the potential of CCH to be used in additional indications and the initiation, timing and outcome of clinical trials of CCH for additional indications; the timing of regulatory filings and action; the receipt of any payments from Auxilium; and other risk factors identified in our Annual Report on Form 10-K for the year ended December 31, 2012, our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2013, June 30, 2013, and September 30, 2013, and our Current Reports on Form 8-K filed with the SEC. All forward-looking statements included in this presentation are made as of the date hereof, and we assume no obligation to update these forward-looking statements.

Company Overview

BioSpecifics is a profitable, commercial-stage biopharma company developing injectable collagenase marketed as XIAFLEX® (collagenase clostridium histolyticum or CCH) in the US and XIAPEX® (the EU tradename for CCH)

XIAFLEX Now Marketed for Two Indications in US	▪ Injectable collagenase is currently marketed for Dupuytren's contracture and Peyronie's disease as XIAFLEX (collagenase clostridium histolyticum or CCH) in the US by strategic partner Auxilium Pharmaceuticals
New FDA-Approved Indication for XIAFLEX	▪ First and only FDA-approved biologic therapy for Peyronie's disease ▪ With approval, BioSpecifics received milestone payment of $2M and will receive low double-digit royalties based on net sales by Auxilium
CCH Development in Four Additional Indications	▪ BioSpecifics developing CCH in human and canine lipomas ▪ Auxilium developing CCH in frozen shoulder and cellulite
Research in New Potential Indications	▪ BioSpecifics sponsoring preclinical development for CCH in uterine fibroids
Ex-US Strategic Partnerships	▪ Auxilium partnered with Swedish Orphan Biovitrum (Eurasia and Africa) to market XIAPEX for Dupuytren's contracture, and Peyronie's disease pending regulatory approvals ▪ Auxilium partnered with Asahi Kasei (Japan) and Actelion (Canada, Brazil, Mexico, Australia) for commercialization of XIAFLEX for both indications
Consistent Profitability & Strong IP Portfolio	▪ Company is profitable on an ongoing annual basis ▪ Strong patent protection through 2028

Vast Therapeutic Potential

- CCH provides a first-in-class, minimally invasive nonsurgical treatment option for conditions and diseases caused by collagen accumulation where current treatment options are limited

- BioSpecifics has positive results in 12 indications in the clinic:

  - Dupuytren's contracture†
  - Peyronie's disease †
  - Canine lipoma†
  - Human lipoma†
  - Frozen shoulder†
  - Cellulite†
  - Keloids
  - Hypertrophic scars
  - Scarred tendons
  - Glaucoma
  - Herniated intervertebral discs
  - Adjunct to vitrectomy

- BioSpecifics is currently supporting preclinical research in uterine fibroids and sees strong potential for injectable collagenase in this indication

†Currently marketed or being tested in the clinic

XIAFLEX for Dupuytren's Contracture

Definition & Key Complications	▪ Formation of a collagen cord in the hand that causes one or more fingers to contract toward the palm, limiting range of motion of the fingers ▪ Often results in physical disability, significantly affecting quality of life and daily activities
XIAFLEX is the First and Only Approved Nonsurgical Treatment	▪ First and only FDA- and EMA-approved nonsurgical treatment for adult patients with a palpable cord ▪ Approved in the US, Europe, Canada and Australia
XIAFLEX US Market Opportunity	▪ 300K patients diagnosed annually ▪ Current market share for XIAFLEX: ~30% of all corrective procedures
Focus on Sales Growth and Commercial Expansion	▪ $15.9M in US XIAFLEX revenues for Auxilium in 3Q13, a 20% growth over the same period in 2012 ▪ Auxilium submitted a sBLA with FDA in 4Q13 seeking expansion of labeling for the concurrent treatment of multiple palpable cords

Source: Auxilium Pharmaceuticals, Inc.

XIAFLEX for Dupuytren's Contracture
sBLA for Label Expansion Filed in 4Q13

- Positive top-line data reported from Phase 3b MULTICORD (Multiple Treatment Investigation of Collagenase Optimizing the Resolution of Dupuytren's) study
  - Evaluated XIAFLEX for the concurrent treatment of adult Dupuytren's contracture patients with multiple palpable cords
  - Results showed that concurrent injections of XIAFLEX reduced total fixed flexion contracture by an average of 74.4% and improved the total range of motion by a combined average 66.6 degrees
  - Comparable improvement and adverse events to those seen in studies with XIAFLEX as a single injection
- Auxilium filed sBLA for XIAFLEX label expansion for multiple concurrent injections into same hand in 4Q13
- SDI Health LLC estimates 35% to 40% of Dupuytren's contracture surgeries in the US are performed to treat two or more cords concurrently

Pre-treatment:



Post-treatment:



Source: Auxilium Pharmaceuticals, Inc.

XIAFLEX for Dupuytren's Contracture
Data from Multiple Studies Presented at ASSH

Collagenase Optimal Reduction of Dupuytren's – Long-term Evaluation of Success Study ("CORDLESS")	▪ CORDLESS is a five-year observational study designed to assess the rates of recurrence following treatment with XIAFLEX, as well as long-term safety and progression of disease in patients from earlier Auxilium studies
Year 4 Data from CORDLESS	▪ Year 4 Data shows 57.9% of patients previously successfully treated with XIAFLEX did not experience disease recurrence ▪ Recurrence defined as a 20 degree change of contracture with a palpable cord, or the joint undergoing medical or surgical intervention ▪ No new long-term adverse effects ▪ Three year post-approval safety data showed no clinically meaningful change in the nature of events reported at the one year mark[1]
Use of Local Anesthesia (LA) in Dupuytren's Contracture Procedures	▪ Use of LA prior to finger extension procedure following XIAFLEX injection led to greater improvement in the correction of contracture ▪ Based on analysis of data from a previous Phase 3b trial ▪ PIP joints (74.7% vs. 59.7%) show a particularly strong response in percent change from baseline fixed flexion contracture

Source: Auxilium Pharmaceuticals, Inc.

[1] Peimer CA et al. Nonsurgical treatment of Dupuytren's contracture: 1-year US post-marketing safety data for collagenase clostridium histolyticum. Hand. 2012;7:143-146.

XIAFLEX for Peyronie's Disease

Definition & Key Complications	▪ Excess of inelastic collagen causing penile curvature deformity, which can result in pain with erection, penile shortening, indentations, erectile dysfunction and/or difficulty with sexual intercourse – In severe cases, penis can bend at 90° angle during erection ▪ Can lead to loss of self-esteem and depression for patients and their partners
XIAFLEX is the First and Only Approved Nonsurgical Therapy	▪ First and only FDA-approved biologic therapy indicated for the treatment of Peyronie's disease in men with a palpable plaque and a curvature of 30 degrees or greater at the start of therapy
Market Opportunity	▪ 65 to 120K patients (est.) diagnosed annually, but believed to be under-diagnosed ▪ Swedish Orphan Biovitrum plans to submit a MAA for Peyronie's disease to the EMA
Focus on Patient Access and Market Expansion	▪ Auxilium Advantage™ intended to provide a single point of contact for health care providers and patients for help accessing the product ▪ "Ask about the Curve" program launched to encourage patient awareness ▪ Auxilium sales force has solid track record in urology with existing physician relationships

Source: Auxilium Pharmaceuticals, Inc.

XIAFLEX for Peyronie's Disease
Approval Based on Positive Results from IMPRESS Trials

- IMPRESS* I and II clinical trial design
  - Two randomized (2:1 of 0.58 mg CCH or placebo) double-blind Phase 3 trials in over 800 patients at 64 sites in US and Australia, with 52-week follow up
  - Men received up to 8 injections (4 treatment cycles of two injections)administered in-office
  - Two co-primary endpoints were % improvement in penile curvature deformity and patient-reported bother vs. placebo
- Positive results published in Feb. 2013 online edition of The Journal of Urology and presented at American Urological Association 2013 Annual Meeting
  - CCH demonstrated statistically significant improvements in both co-primary endpoints versus placebo in both IMPRESS trials
  - Well-tolerated with most common adverse events local to injection site and consistent with those reported in previous trials


38%
Improvement

*The Investigation for Maximal Peyronie's Reduction Efficacy and Safety Studies

Source: Auxilium Pharmaceuticals, Inc.

Deep Clinical Pipeline



Indications
Preclinical
Phase 1
Phase 2
Phase 3
Marketed
Dupuytren's Contracture
FDA to review sBLA filed for multi-cord label expansion
Peyronie's Disease
Sobi to file MAA for approval in EU
Frozen Shoulder
Top-line data expected from Phase 2b trial
*Canine Lipoma
Chien-804 final study report in 1Q14
*Human Lipoma
Initiate placebo-controlled trial in 1H14
Cellulite
Top-line data expected in 1Q15
*Uterine Fibroids
Studies ongoing

*BioSpecifics-managed development program

CCH for Canine and Human Lipomas
BioSpecifics-Managed Programs

Definition & Key Complications

- Encapsulated deposits of benign fatty tumors often detected as bulges under the skin that occur in both humans and dogs
- The most common benign tumors found in humans. Can be a serious health problem in dogs, often restricting motion in older dogs

Potential to be Only Approved Nonsurgical Therapy

- No FDA-approved pharmaceutical therapies available for either population
- Most frequently elected treatment is surgery, which can be risky due to the use of general anesthesia (especially for older dogs)

	Canine Lipoma	*Human Lipoma*
US Market Opportunity	▪ 1.7M dogs affected and 25 surgeries per veterinarian performed (est.) annually ▪ Represents 1M potential treatments (est.) annually	▪ 2% of total human population (est.) ▪ 575K patients diagnosed annually
Top-line data Reported from Phase 2 Trials	▪ Top-line data from Chien-804, a placebo-controlled, randomized Phase 2 trial in 32 canines reported in 4Q13	▪ Top-line data from 14 patient, dose escalation Phase 2 trial reported in 1Q14

CCH for Canine Lipomas
Chien-804 Placebo-Controlled Phase 2 Trial

- BioSpecifics reported data from placebo-controlled, randomized Phase 2 trial for CCH in dogs with benign subcutaneous lipomas
  - 37 dogs randomized, single injection 1:1 CCH to placebo
  - Primary efficacy endpoint: Relative change in lipoma volume from baseline to 90 days, as determined by CT scan
  - Study did not meet primary endpoint
- Responder analysis showed visible surface area as measured by caliper decreased by 50% or more in 47.4% of CCH-treated dogs versus 5.9% of placebo-treated dogs (p=0.0084)
- Post-treatment difference showed a percent change at 90 days in mean visible surface area measured by caliper of -24.18% (p=0.09), which approached statistical significance
- Questionnaire showed 84.2% satisfaction among pet owners with the results of CCH treatment versus 33.4% satisfaction with the placebo results (p=0.005)

CCH for Human Lipomas
Dose Escalation Phase 2 Clinical Trial

- BioSpecifics reported data from open label, dose escalation Phase 2 trial for humans with benign subcutaneous lipomas
  - 14 patients received single injections of one of four ascending dosage groups ranging from 0.058 mg to 0.44 mg CCH
  - Primary efficacy endpoint: Change in visible lipoma surface area, as determined at 6 months post-injection
    - Secondary endpoints: Change in target lipoma length; relative change in surface area at 1 and 3 months; relative change in volume as measured by MRI at 6 months
    - Collected information on lipoma characteristics and safety, and administering questionnaire to assess lipoma bother prior to injection and at each follow up visit



- Data demonstrated statistically significant ($p<0.0001$) reduction of the visible surface area of lipoma as measured by caliper, combining all patients
  - Patients in highest dose group (75% of commercial dose) achieved best efficacy results with an average of 67% reduction of lipoma visible surface area
  - 75% of patients in the highest dose group achieved reduction of 50% or more in lipoma visible surface area
  - No serious adverse events reported during trial

CCH for Uterine Fibroids
Preclinical Studies Ongoing

Definition & Key Complications	▪ Benign tumors with significant co-morbidities, which can include pain, decreased fertility, increased rate of miscarriage, heavy menstrual bleeding and frequent urination.
Potential to be Nonsurgical Therapy Option	▪ Primary indication for hysterectomy in the US, accounting for anywhere from 33% to more than 40% of hysterectomies each year.
US Market Opportunity	▪ Approximately 200K hysterectomies and 30K myomectomies are performed annually to treat fibroids ▪ Estimated cost to the economy is up to $34.4 billion annually
Preclinical Studies Ongoing	▪ BioSpecifics is supporting preclinical development in this indication ▪ Studies at Duke Medicine indicate that highly purified collagenase can reduce the stiffness of human uterine fibroid tissue in laboratory experiments suggesting that CCH could be a potentially minimally-invasive treatment for uterine fibroids



Complex Shear Modulus G* [Pa]
8000
7000
6000
5000
4000
3000
2000
1000
0
****
0.00
0.25
0.50
1.00
2.00
Collagenase Dose [mg/ml]

Stiffness of human fibroid tissue treated with purified clostridial collagenase. Average ± SEM across all timepoints. ****p≤0.0001 vs. control

Source of data: Cardozo ER, Clark AD, Banks NK, Henne MB, Stegmann BJ, Segars JH. The estimated annual cost of uterine leiomyomata in the United States. Am J Obstet Gynecol. 2012 Mar;206(3):211.

Frozen Shoulder – Statistically Significant CCH Dose Response in Phase 2a Study



Change from Baseline (Degrees)
60
50
40
30
20
10
0
P<0.05 Comparison to Exercise Cohort
Forward Flexion
Shoulder Abduction
External Rotation
Internal Rotation
0.29mg (1mL)
0.58mg(2mL)
0.58mg(1mL)
0.58mg(0.5mL)
Exercise
CCH

- Both the 0.58 mg(1mL) and 0.58 mg(2mL) cohort demonstrated statistically significant improvement over baseline scores vs. the exercise-only group ($p<0.05$) in forward flexion.
- Both doses also showed statistically significant improvement in pain and function over baseline vs. the exercise-only group
- Treatment-related AEs were consistent with CCH use in other approved and potential indications and all such events resolved without intervention
- No subjects discontinued the study due to an AE and there were no drug-related serious adverse events reported

Source: Auxilium Pharmaceuticals, Inc.

CCH for Frozen Shoulder Syndrome
Phase 2b Trial Initiated in 4Q13

Definition & Key Complications	▪ Inflammation and thickening of shoulder capsule due to collagen accumulation, ▪ Condition often limits the range of motion of the shoulder
Potential to be Only Approved Nonsurgical Therapy	▪ No FDA-approved pharmaceutical therapies available ▪ Common available treatment option is manipulation, which is painful and requires general anesthesia
Market Opportunity	▪ Affects 20-50M people (est.) worldwide ▪ 700K patients visit doctor for condition (est.) in the US annually
Phase 2b Trial Initiated in 4Q13	▪ Double-blind, placebo-controlled study evaluating safety and efficacy of CCH for treatment of Stage 2 (frozen stage) unilateral idiopathic frozen shoulder in ~300 patients ▪ Subjects randomized 3:1 to receive CCH or placebo in up to three ultrasound-guided injections ▪ Injections separated by minimum of 21 days ▪ All subjects will also perform home shoulder exercises after the first injection



Source: Auxilium Pharmaceuticals, Inc.

CCH for Cellulite
Top-line Data from Phase 2a Study Expected in 1Q15

Definition	Skin dimpling as a result of collagen fibrous septae held in an irregular pattern under the skin, occurring mainly on the buttocks, lower limbs, and abdomen
Significant Market Opportunity as First Nonsurgical Therapy	- Affects 85-98% of women (est.) and rarely in men - Potential to be first and only FDA-approved nonsurgical therapy
Top-line Data from Phase 2a Study Expected in 1Q15	- First patient dosed in randomized, double-blind multiple-dose Phase 2a study - Expected to enroll approximately 144 women, age 18-45 in the US - Patients will receive up to three treatment sessions randomized to low-dose, mid-dose or high-dose CCH, or placebo in a 5:5:5:3 ratio - Each treatment cycle will be 21 days apart - Only dimples treated on Day 1 may be retreated on Day 22 and Day 43, if the investigator believes the dimple to still be evident
Phase 2a Study Based on Positive Data from Phase 1b Trial	- All doses of CCH (0.0029 to 0.116 mg) were generally well-tolerated; - 63% of patients treated with CCH experienced some improvement in the volume of their target cellulite dimple at Day 30

Source of data: Auxilium Pharmaceuticals, Inc.

Auxilium Partnership

BioSpecifics is partnered with Auxilium for the development and commercialization of CCH

>$36M Received from Auxilium	Over $36M total received in licensing, sublicensing, milestone, COGS, and royalty payments as of September 30, 2013
Future Payments Due to BioSpecifics from Auxilium	BioSpecifics to receive: – Low double digit royalties as % of net sales by Auxilium – Additional mark-up on COGS – Modest milestones for additional indications and regulatory submissions and approval worldwide
Potential Royalties from Second Indication	Projected economic benefit from royalties as % of net sales by Auxilium with approval in Peyronie's disease Royalties for current and all future indications are the same low double digit %
Auxilium Opt-In Rights	Auxilium has right to opt-in for all indications, following an opt-in payment and potential future milestone and royalty payments made to BioSpecifics
Ex-US Strategic Partnerships	Auxilium partnered with Swedish Orphan Biovitrum (Eurasia and Africa), Asahi Kasei (Japan) and Actelion (Canada, Brazil, Mexico, Australia) for Dupuytren's contracture and Peyronie's disease BioSpecifics entitled to specified % of potential milestones payments that Auxilium receives from its sublicensees

Corporate Highlights

- Strong Intellectual Property Portfolio
  - Long-term patent protection for injectable collagenase:
    - *Dupuytren's contracture:* XIAFLEX has Orphan Drug protection in US until 2017; Drug product composition patent until 2028 and Biologic Exclusivity until 2022
    - *Peyronie's disease:* Auxilium has 7 years of Orphan Drug protection in US for XIAFLEX until 2020
    - *Patents and patent applications:* Owned, co-owned or controlled by BioSpecifics for injectable collagenase to treat (royalties through 2028):
      - Dupuytren's contracture
      - Peyronie's disease
      - Frozen shoulder
      - Removal of adipose tissue
      - Others
- Lean Corporate Structure with Five Full-time Employees
- Ongoing Stock Buy-Back Program

Consistently Profitable Annually 3Q13 Financial Highlights

	For the quarter ended	For the year ended
	09/30/13	12/31/12
	(unaudited)	(unaudited)
Cash and equivalents, short term investments	$ 11,333,942	$ 8,503,737
Income Statement		
Revenues	$ 3,145,123	$ 11,145,078
Other income	7,134	34,634
Costs and expenses	(1,406,622)	(6,024,583)
Provision for income taxes	(566,860)	(2,174,054)
Net income	**$ 1,178,775**	**$ 2,981,075**
Net income per basic share	$ 0.19	$ 0.47
Net income per diluted share	$ 0.17	$ 0.43
Shares used in computation of basic net income	6,338,901	6,351,245
Shares used in computation of diluted net income	6,924,363	6,981,527

Anticipated Upcoming Milestones
Steady Momentum in BioSpecifics-Managed Indications

Upcoming Milestones	
*Human Lipomas	❑ Initiate placebo-controlled trial in 1H14 ❑ Complete enrollment in placebo-controlled trial in 4Q14
*Canine Lipomas	❑ Chien-804 final study report in 1Q14 ❑ 120 day opt-in period for Auxilium to license rights
*Uterine Fibroids	❑ Report top-line data from pre-clinical study in 2Q14
Dupuytren's Contracture	❑ FDA to review sBLA filing for XIAFLEX label expansion based on multi-cord trial
Peyronie's Disease	❑ Sobi to submit MAA to EMA for marketing approval in EU
Frozen Shoulder	❑ Announce Phase 2b top-line data
Cellulite	❑ Announce Phase 2a top-line data in 1Q15

*BioSpecifics-managed development programs

Source: Auxilium Pharmaceuticals, Inc.

Innovators in the development
& commercialization of

INJECTABLE COLLAGENASE

DUPUYTREN'S CONTRACTURE

PEYRONIE'S DISEASE

LIPOMAS

FROZEN SHOULDER

CELLULITE


Single Use Vials
Discard Unused Portion
stridium histolyticum
onal use
Dispense the e
Guide to each
Sterile Diluent
Rx Only

BioSpecifics
TECHNOLOGIES CORP.

January 2014